UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 20, 2020

BOISE CASCADE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-35805	20-1496201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)

(208) 384-6161
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BCC	New York Stock Exchange

Item 8.01    Other Information.

On April 20, 2020, Boise Cascade Company (the "Company") posted an announcement on its website (www.bc.com) announcing that it will hold a virtual meeting in place of a physical in-person gathering for its 2020 Annual Meeting of Shareholders due to ongoing coronavirus pandemic (COVID-19) restrictions and protocols. The announcement is furnished hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
99.1	Annual Meeting Announcement, dated April 20, 2020 issued by the Company.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ Jill Twedt
Jill Twedt Vice President, General Counsel and Secretary
Date: April 20, 2020